                                                                   EXHIBIT 99(b)


                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT


                                      YOUR PROXY VOTE IS IMPORTANT!

                                      AND NOW YOU CAN VOTE YOUR PROXY ON THE
                                      PHONE, OR THE INTERNET.

                                      IT SAVES MONEY! TELEPHONE, FACSIMILE AND
                                      INTERNET VOTING SAVES POSTAGE COSTS.
                                      SAVINGS WHICH CAN HELP MINIMIZE EXPENSES.

                                      IT SAVES TIME! TELEPHONE AND INTERNET
                                      VOTING IS INSTANTANEOUS - 24 HOURS A DAY.

                                      IT'S EASY! JUST FOLLOW THESE SIMPLE STEPS:

                                      1. READ YOUR PROXY STATEMENT AND HAVE IT
                                      AT HAND.

                                      2. CALL TOLL-FREE 1-866-241-6192, OR GO TO
                                      WEBSITE: HTTPS://VOTE.PROXY-DIRECT.COM

                                      3. FOLLOW THE RECORDED OR ON-SCREEN
                                      DIRECTIONS.

                                      4. DO NOT MAIL YOUR PROXY CARD WHEN YOU
                                      VOTE BY PHONE, OR INTERNET.




                  Please detach at perforation before mailing.




PROXY                      VAN KAMPEN XXXXXXXXX FUND                       PROXY
                                      AND
                           VAN KAMPEN XXXXXXXXX FUND
                NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JUNE 22, 2005

Notice is hereby given that a joint special meeting of shareholders (the "Special Meeting") of Van Kampen XXXXXXX (the "Target Fund") and Van Kampen XXXXXXXX (the "Acquiring Fund") will be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555 on June 22, 2005 at X:XX a.m. THIS PROXY IS SOLICITED ON BEHALF OF EACH FUND'S BOARD OF TRUSTEES.

THE BOARD OF TRUSTEES OF EACH FUND REQUESTS THAT YOU VOTE YOUR SHARES BY INDICATING YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATING AND SIGNING SUCH PROXY CARD AND RETURNING IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET.

                                        VOTE VIA THE TELEPHONE: 1-866-241-6192
                                        VOTE VIA THE INTERNET:
                                        HTTPS://VOTE.PROXY-DIRECT.COM
                                        999 9999 9999 999

                                        NOTE: Please sign exactly as your name
                                        appears on this proxy card. All joint
                                        owners should sign. When signing as
                                        executor, administrator, attorney,
                                        trustee or guardian or as custodian for
                                        a minor, please give full title as such.
                                        If a corporation, please sign in full
                                        corporate name and indicate the
                                        signer's office. If a partner, sign in
                                        the partnership name.


                                        ---------------------------------------
                                        Signature


                                        ---------------------------------------
                                        Signature (if held jointly)


                                        ---------------------------------------
                                        Date                        XXX XXXX

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT











                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY






                  Please detach at perforation before mailing.





THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR THE PROPOSALS.
PLEASE MARK VOTES AS IN THIS EXAMPLE:    [X]



                                                                     FOR  AGAINST  ABSTAIN

                                                                     [ ]    [ ]      [ ]

   1.  Not applicable to the Acquiring Fund.

   2. To approve the issuance of additional common shares of the Acquiring Fund in connection with the Agreement and Plan of Reorganization between the Target Fund and the Acquiring Fund; and

   3. To transact such other business as may properly be presented at the Special Meeting or any adjournment thereof.



                            YOUR VOTE IS IMPORTANT.
                 PLEASE VOTE PROMPTLY BY SIGNING AND RETURNING
              THE ENCLOSED PROXY CARD OR BY RECORDING YOUR VOTING
                           INSTRUCTIONS BY TELEPHONE
             OR VIA THE INTERNET NO MATTER HOW MANY SHARES YOU OWN.

                                   XXXX XXXXX